 Connecticut Water Service, Inc.
2012 Annual Meeting
of Shareholders
May 10, 2012

Forward Looking Statements
Except for the historical statements and discussions,
some statements contained in this report constitute
“forward looking statements” within the meaning of
Section 27A of the Securities Act of 1933 and
Section 21E of the Securities Exchange Act of 1934.
These forward looking statements are based on
current expectations and rely on a number of
assumptions concerning future events, and are
subject to a number of uncertainties and other
factors, many of which are outside our control, that
could cause actual results to differ materially from
such statements.

2011 - $69.4M
2010 - $66.4M
Revenue
2011 - $253.0M
2010 - $239.7M
Rate Base
Net Income
2010 - $  9.8M
2011 - $11.3M

Performance
5 Year Financial Performance
Total Shareholder Return @ 12/31/11
Total Shareholder Return is a term describing the total of the Company’s stock appreciation and dividends over a specified period of time.

Performance
5 Year Total Shareholder Return @ 12/31/11
Source: Edward Jones Water Utility Industry Summary - 12/31/11
Total Shareholder Return is a term describing the total of the Company’s stock appreciation and dividends over a specified period of time.

Capital Expenditures

Connecticut Water
Cost of Long-Term Debt

Regulatory Results
 — Maine Water
 ◦ 5 Months from Announcement
 ◦ Infrastructure Legislation in Maine
 — WICA Surcharge
 ◦ 3.09% Increase in 2011
 ◦ Next Increase - Q2 2012
 ◦ Savings - Power & Chemical Costs

1st Quarter EPS
2012 vs 2011
EPS

Financial Priorities
 — Continue Growth
 ◦ Acquisitions
 ◦ Capital Investment
 ◦ Unregulated - Leverage Strength
 — Manage Costs
 — Access Capital Markets

 Connecticut Water Service, Inc.
2012 Annual Meeting
of Shareholders
May 10, 2012

Water Touches Everything
We Care About…

Water Touches Everything
We Care About…
Photo courtesy of the Enfield Patch

Water Touches Everything
We Care About…

Water Touches Everything
We Care About…

Our Mission …

 Our Values…
 — Honesty
 — Trust
 — Respect
 — Service
 — Teamwork
 — Positive Attitude
 — Straight Talk

Your Company…
 — Pre Civil War Roots
 — Serving 350,000 people in
 Connecticut and Maine
 — 242 Employees
 — Service Area is primarily
 suburban
 ◦ 90% Residential
 ◦ < 60 customers per mile of
 water main

Maine Water Company
 — Acquired from Aqua America
 — Serving 48,000 people
 — 17 Towns
 — $33.7 million Rate Base
 — EV = $53.5 million
 — 40 Employees
 — Highly Regarded Management Team

Maine Public Utilities Commission
 — Fair & Balanced
 — Cases Routinely Settled
 — ROE’s - 10% +

Our Strategy…

Customer Strategy
 — High Quality Water
 — Responsive and Courteous Service
 — Efficient & Effectively
 Delivered
 — Environmental Stewardship
 — Customer Satisfaction!
 ◦ World Class 6+ Years
 ◦ 92.5%
 ◦ 95%

Hurricane Irene
• Maintained Uninterrupted Service:
 – 99.5% of customers in Irene
 – 100+ generators in service

October Nor'easter
Maintained Uninterrupted Service:
 – 100% of customers
 – 100+ generators in Service

Customer Service
(in the Community)
 — Hurricane Irene &
 October Nor'easter
 ◦ Established water filling
 stations for private well
 owners
 ◦ Well received by customers,
 communities and regulators
“I don't know what we would do without your water set-ups!!! We are still without power here in Killingworth. Just our animals alone (all rescues) drink about 25 gallons of water a day. Cannot thank you enough!!!”
 -- Facebook post from a non-customer during Irene

Corporate Sustainability
 — Corporate Sustainability Report Issued
 ◦ Open Space Land Strategy
 ◦ Recreation Opportunities
 ◦ Employee Green Team
 ◦ Infrastructure Replacement
 ◦ Forest Management Plans
 ◦ Water Supply Planning
 ◦ Energy Management Initiatives

 — Acquisitions
 — Service Offerings

Employee Strategy
 — Leadership is a privilege
 — Trust based
 — Team & service oriented
 — Professionals
 — “Satisfied Employees
 Satisfy Customers”
 — Employee Satisfaction
 ◦ Executive Compensation Metric

Shareholder Strategy
 — Strong Dividend Yield
 — High Earnings Quality
 — Strong Balance Sheet
 — Conservative Financial
 Management

 Performance
 — High Earnings Quality
 ◦ 90% of Revenues and Earnings
 from Regulated Business
 — Strong Balance Sheet
 ◦ LTD 4.72% Embedded Cost
 ◦ Balanced Debt-Equity Ratio
 ◦ S & P Rating “A”

Performance
 — Total Shareholder Return
 ◦ Ranked # 1 - 2007 - 2011
 ◦ Ranked # 4 - 2009 - 2011
 — Dividends
 ◦ Yield 3.7%
 ◦ Paid since 1956
 ◦ Increased 42 years

Analysts Remarks…
 — “Connecticut Water was able to once again deliver solid growth while also accomplishing a strategic goal of expanding its rate base beyond the Connecticut footprint…Connecticut Water is
 positioned well to continue its track record of profitable growth.”
 (Janney, March 2012).
 — “…the transaction [Aqua Maine] diversifies the company’s
 customer base, mitigates regulatory risk, and allows CTWS to expand its platform.” (Baird, March 2012).
 — “Perhaps most impressive was the company’s performance in the face of the wettest weather in over 100 years. Looking
 forward, CTWS prospects for further growth in 2012 remain
 attractive.” (Brean Murray Caret & Co., March 2012).

Thank you for your support
 Your Questions & Feedback…

Don Wilbur
Director: 1993 - 2012
Connecticut Water	1993	2012
Customers	59,724	106,000
Shares Outstanding	2.8 M	8.7 M*
Net Utility Plant	$176 M	$487 M*
Net Income	$5.5 M	$11.3 M*
Revenues	$38.1 M	$69.4 M*
* 12/31/2011